Off Balance Sheet Commitments	6 Months Ended
Jun. 30, 2024
Off-Balance Sheet Commitments [Abstract]
Off Balance Sheet Commitments

B.13. OFF BALANCE SHEET COMMITMENTS
Off balance sheet commitments to third parties as of December 31, 2023 are presented in Note D.21.1. to the consolidated financial statements for the year ended December 31, 2023.
The principal commitments entered into, amended or discontinued during the period are described below:
•On May, 2024, Sanofi entered into a co-exclusive licensing agreement with Novavax. The terms of the agreement include (i) a co-exclusive license to co-commercialize Novavax’s current stand-alone adjuvanted COVID-19 vaccine worldwide (except in countries with existing Advance Purchase Agreements and in India, Japan, and South Korea, where Novavax has existing partnership agreements); (ii) a sole license to Novavax’s adjuvanted COVID-19 vaccine for use in combination with Sanofi’s flu vaccines; and (iii) a non-exclusive license to use the Matrix-M adjuvant in vaccine products. Novavax received an upfront payment of $500 million and up to $700 million in development, regulatory and launch milestones, representing up to $1.2 billion in total. Starting in 2025, Sanofi will book sales of Novavax’s adjuvanted COVID-19 vaccine and will support certain R&D, regulatory, and commercial expenses. Novavax will receive double-digit tiered royalties on sales of COVID-19 vaccines and combined influenza/COVID-19 vaccines made by Sanofi. Novavax is also entitled to additional launch and sales milestones opportunities of up to $200 million, plus single-digit royalties for each additional Sanofi vaccine product developed under a non-exclusive license with Novavax’s Matrix-M adjuvant technology. In addition, Sanofi took a minority (<5%) equity investment in Novavax. This agreement will provide patients with broader access from 2025 onwards to a protein-based non-mRNA adjuvanted COVID-19 vaccine. Outside of the collaboration, each party may develop and commercialize their own flu and COVID-19 vaccines and their own adjuvanted products at their own cost.
▪On May, 2024, Sanofi entered into a collaboration and license agreement with Fulcrum Therapeutics for the development and commercialization of losmapimod, an investigational oral therapy for the treatment of facioscapulohumeral muscular dystrophy (FSHD). The agreement combines Fulcrum’s FSHD expertise with Sanofi’s global reach and commitment to treating people with rare diseases. Under the terms of the agreement, Sanofi obtained exclusive commercialization rights outside of the United States, while Fulcrum retained the US rights. Fulcrum will receive an upfront payment of $80 million, and could receive up to $975 million contingent on the attainment of specified milestones, plus royalties on non-US sales. The two parties will share worldwide development costs equally. Losmapimod, currently in worldwide Phase 3 clinical trials, has demonstrated promising results in slowing the progression of FSHD; data from the Phase 3 trial are expected by end 2024. If the results are positive, Fulcrum and Sanofi intend to file for marketing approval in the United States, Europe, Japan, and other regions.

Sanofi has also entered into power purchase agreements in furtherance of its ESG strategy.
The characteristics of the principal power purchase agreements in place as of June 30, 2024 are summarized below:

Country	Type of Energy	Annual Volume	Start Date	Term	Type of Contract	Accounting Treatment
France	Solar	8 GWh	2025	20 years	PPA (a)	Own use procurement contracts (b)
	Wind	46 GWh	2025	20 years
	Wind	29 GWh	2025	20 years
(a) Power Purchase Agreement (PPA): long-term renewable energy contract resulting in physical supply of electricity.
(b) At the current stage of analysis, with reference to the own use exception permitted by paragraph 2.4 of IFRS 9.

These contracts help secure the objective of 100% green electricity supply across all operations of the Group by 2030.